Exhibit 10.9

SIC Loan No. B2110723

NOTE

$408,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN ALABAMA, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of Four Hundred Eight Thousand and No/100ths Dollars ($408,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Three Thousand Two Hundred and No/100ths Dollars ($3,200.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN ALABAMA, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN ALABAMA, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110726

NOTE

$191,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN GEORGIA, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Hundred Ninety-One Thousand and No/100ths Dollars ($191,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of One Thousand Four Hundred Ninety-Nine and No/100ths Dollars ($1,499.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN GEORGIA, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN GEORGIA, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110724

NOTE

$1,208,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN ILLINOIS, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Two Hundred Eight Thousand and No/100ths Dollars ($1,208,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Nine Thousand Four Hundred Seventy-Five and No/100ths Dollars ($9,475.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN ILLINOIS, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN ILLINOIS, LLC, a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110705

NOTE

$2,425,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN INDIANAPOLIS, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of Two Million Four Hundred Twenty-Five Thousand and No/100ths Dollars ($2,425,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Nineteen Thousand Twenty and No/100ths Dollars ($19,020.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN INDIANAPOLIS, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN INDIANAPOLIS, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110717

NOTE

$1,815,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN INDIANA, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Eight Hundred Fifteen Thousand and No/100ths Dollars ($1,815,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Fourteen Thousand Two Hundred Thirty-Five and No/100ths Dollars ($14,235.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN INDIANA, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN INDIANA, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110720

NOTE

$1,575,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN KANSAS, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Five Hundred Seventy-Five Thousand and No/100ths Dollars ($1,575,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Twelve Thousand Three Hundred Fifty-Three and No/100ths Dollars ($12,353.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN KANSAS, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN KANSAS, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110704

NOTE

$1,435,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN MARYLAND, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Four Hundred Thirty-Five Thousand and No/100ths Dollars ($1,435,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Eleven Thousand Two Hundred Fifty-Five and No/100ths Dollars ($11,255.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN MARYLAND, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN MARYLAND, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110719

NOTE

$1,240,000.00	January 15, 2013

FOR VALUE RECEIVED, the undersigned, VITRAN MICHIGAN, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Two Hundred Forty Thousand and No/100ths Dollars ($1,240,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Nine Thousand Seven Hundred Twenty-Six and No/100ths Dollars ($9,726.00) payable on the first day of each month, commencing with the first day of March, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of February, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN MICHIGAN, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN MICHIGAN, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110727

NOTE

$535,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN MISSISSIPPI, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of Five Hundred Thirty-Five Thousand and No/100ths Dollars ($535,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Four Thousand One Hundred Ninety-Six and No/100ths Dollars ($4,196.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN MISSISSIPPI, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN MISSISSIPPI, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110732

NOTE

$467,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN NORTH DAKOTA, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of Four Hundred Sixty-Seven Thousand and No/100ths Dollars ($467,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Three Thousand Six Hundred Sixty-Three and No/100ths Dollars ($3,663.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN NORTH DAKOTA, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN NORTH DAKOTA, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110710

NOTE

$420,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN NEVADA, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of Four Hundred Twenty Thousand and No/100ths Dollars ($420,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Three Thousand Two Hundred Ninety-Five and No/100ths Dollars ($3,295.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN NEVADA, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN NEVADA, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110707

NOTE

$1,380,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN CINCINNATI, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Three Hundred Eighty Thousand and No/100ths Dollars ($1,380,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Ten Thousand Eight Hundred Twenty-Four and No/100ths Dollars ($10,824.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN CINCINNATI, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN CINCINNATI, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110715

NOTE

$1,240,000.00	January 15, 2013

FOR VALUE RECEIVED, the undersigned, VITRAN OHIO, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Two Hundred Forty Thousand and No/100ths Dollars ($1,240,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Nine Thousand Five Hundred Sixty-Six and No/100ths Dollars ($9,566.00) payable on the first day of each month, commencing with the first day of March, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of February, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Five-Eighths percent (4.625%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	35 months from the First Payment Date;

•	71 months from the First Payment Date;

•	107 months from the First Payment Date;

•	143 months from the First Payment Date.

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty (30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN OHIO, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN OHIO, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110709

NOTE

$2,227,000.00	January 15, 2013

FOR VALUE RECEIVED, the undersigned, VITRAN TOLEDO, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of Two Million Two Hundred Twenty-Seven Thousand and No/100ths Dollars ($2,227,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Seventeen Thousand Four Hundred Sixty-Seven and No/100ths Dollars ($17,467.00) payable on the first day of each month, commencing with the first day of March, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of February, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN TOLEDO, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN TOLEDO, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110706

NOTE

$1,850,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN PENNSYLVANIA, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Eight Hundred Fifty Thousand and No/100ths Dollars ($1,850,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Fourteen Thousand Five Hundred Ten and No/100ths Dollars ($14,510.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN PENNSYLVANIA, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN PENNSYLVANIA, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110713

NOTE

$1,290,000.00	January 15, 2013

FOR VALUE RECEIVED, the undersigned, VITRAN TENNESSEE, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Two Hundred Ninety Thousand and No/100ths Dollars ($1,290,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Ten Thousand One Hundred Eighteen and No/100ths Dollars ($10,118.00) payable on the first day of each month, commencing with the first day of March, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of February, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN TENNESSEE, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN TENNESSEE, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110721

NOTE

$800,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN TENNESSEE, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of Eight Hundred Thousand and No/100ths Dollars ($800,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Six Thousand Two Hundred Seventy-Five and No/100ths Dollars ($6,275.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty

(30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN TENNESSEE, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN TENNESSEE, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110714

NOTE

$1,030,000.00	January 15, 2013

FOR VALUE RECEIVED, the undersigned, VITRAN TEXAS, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Thirty Thousand and No/100ths Dollars ($1,030,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Seven Thousand Nine Hundred Forty-Six and No/100ths Dollars ($7,946.00) payable on the first day of each month, commencing with the first day of March, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of February, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Five-Eighths percent (4.625%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	35 months from the First Payment Date;

•	71 months from the First Payment Date;

•	107 months from the First Payment Date;

•	143 months from the First Payment Date.

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty (30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN TEXAS, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN TEXAS, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110712

NOTE

$1,060,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN TEXAS, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Sixty Thousand and No/100ths Dollars ($1,060,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Eight Thousand One Hundred Seventy-Seven and No/100ths Dollars ($8,177.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Five-Eighths percent (4.625%) per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	35 months from the First Payment Date;

•	71 months from the First Payment Date;

•	107 months from the First Payment Date;

•	143 months from the First Payment Date.

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender's then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(b)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(c)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(d)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty (30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN TEXAS, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN TEXAS, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager

SIC Loan No. B2110730

NOTE

$1,224,000.00	December 19, 2012

FOR VALUE RECEIVED, the undersigned, VITRAN WISCONSIN, LLC, a Delaware limited liability company (“Borrower”), promises to pay in lawful money of the United States, to the order of STANDARD INSURANCE COMPANY, an Oregon corporation (together with any assigns, collectively, “Lender”), at its office in Hillsboro, Oregon, or such other place as Lender may designate, the principal amount of a loan (“Loan”) of One Million Two Hundred Twenty-Four Thousand and No/100ths Dollars ($1,224,000.00), together with interest thereon, on the following agreements, terms and conditions.

1. Payments. Borrower shall make monthly payments of principal and interest to Lender, in amounts sufficient to fully amortize the principal balance of this Note over a fifteen (15) year amortization period in substantially equal monthly payments. Such monthly payments of principal and interest shall be in the initial amount of Nine Thousand Six Hundred and No/100ths Dollars ($9,600.00) payable on the first day of each month, commencing with the first day of February, 2013, together with such other sums as may become due hereunder or under any instrument securing this Note, until the entire indebtedness is fully paid, except that any remaining indebtedness if not sooner paid shall be finally due and payable on the first day of January, 2028, which is the maturity date of this Note (“Maturity Date”). The monthly payment amount will change after each Rate Adjustment Date (as defined in Paragraph 2) to an amount sufficient to repay the then unpaid principal balance of this Note in full at the then current interest rate, in substantially equal monthly payments over the balance of the amortization period specified above. If applicable, until the payment is again changed, Borrower shall pay the new monthly payment each month beginning on the first day of the first calendar month after the applicable Rate Adjustment Date. Lender will mail or deliver to Borrower a notice of any changes in the interest rate applicable to this Note, and any resulting changes in the monthly payments required under this Note, prior to the date the first payment is due after the applicable Rate Adjustment Date. Every payment received with respect hereto shall be applied, in any order that may be determined by Lender in its sole discretion, to sums under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Lender with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any prepayment fees due with respect to any payment and any other fees which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) subject to the prepayment provisions herein, the principal balance hereunder.

2. Interest. The interest rate applicable to this Note will change on the applicable Rate Adjustment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months, except that interest due and payable for a period of less than a full month and/or any prepayment shall be calculated on an actual accrual method. The initial interest rate included in the aforesaid payments, unless adjusted as otherwise provided in this Note, shall be calculated at the rate of Four and Seven-Eighths percent (4.875%) percent per annum (“Note Rate”) upon the unpaid balance of principal of this Note. Borrower, jointly and severally, also promises to pay interest at the Note Rate from the date of disbursement of the Loan proceeds evidenced by this Note (“Disbursement Date”) to the date from which interest is included in the first payment previously described. As used herein, “Rate Adjustment Date(s)” shall be as follows:

•	59 months from the First Payment Date;

•	119 months from the First Payment Date;

(a)	One hundred and twenty (120) days prior to each Rate Adjustment Date, Lender will notify Borrower in writing of the Adjusted Interest Rate that will become effective in accordance with this Note. The “Adjusted Interest Rate” will be Lender’s then prevailing annual interest rate for similar loans then being originated by Lender with a similar term (equal to the period between the Rate Adjustment Date and the earlier of the next Rate Adjustment Date or the Maturity Date) then being originated by Lender on properties comparable to the Property (as herein defined) as determined solely by Lender.

(a)	Borrower shall have thirty (30) days from the date of receipt of such notification from Lender to accept or reject the Adjusted Interest Rate. Failure by Borrower to notify Lender of the acceptance or rejection of the Adjusted Interest Rate within such thirty (30) day period shall be deemed to be a rejection of the Adjusted Interest Rate. If the Adjusted Interest Rate is rejected by Borrower (or deemed rejected), the entire unpaid principal balance of this Note, all accrued unpaid interest hereon, and any other amounts payable hereunder or under the other Loan Documents (as hereinafter defined) shall be due and payable in full, without a Prepayment Fee, no later than the Rate Adjustment Date.

(b)	If Borrower accepts the Adjusted Interest Rate for the offered period, the Adjusted Interest Rate shall become effective on the Rate Adjustment Date and monthly installments of principal and interest shall then be due and payable in an amount to be determined that will amortize the remaining unpaid principal balance of this Note at the Adjusted Interest Rate over the remaining amortization period. In such case, Borrower shall also have the option to prepay a portion of the remaining unpaid principal balance of this Note as described in paragraph 3(e) below.

(c)	Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note, at the Adjusted Interest Rate, in the amount thus calculated, shall be due and payable in consecutive monthly installments commencing on the first day of the calendar month after the Rate Adjustment Date and continuing on the first day of each calendar month thereafter, to and including the monthly installment of principal and interest due and payable on the earlier of the next Rate Adjustment Date or the Maturity Date.

3. Prepayment Restrictions; Fees. Borrower shall have the right to prepay, in full but not in part, the obligation evidenced by this Note upon giving Lender (i) not less than thirty (30) days’ prior written notice of (a) Borrower’s intention to so prepay this Note, and (b) the date upon which such prepayment will be received by Lender (“Prepayment Date”), and (ii) payment to Lender of the Prepayment Fee (as hereinafter defined), if any, then due to Lender as hereinafter provided.

(a)	As used herein, the term “Prepayment Fee” shall mean an amount which is the greater of

(i)	one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or

(ii)	the sum of

(A)	the Present Value (as hereinafter defined) of the scheduled monthly payments due under this Note from the Prepayment Date to the earlier of the next Rate Adjustment Date or the Maturity Date.

(B)	the Present Value of the amount of principal and interest due under this Note on the earlier of the next Rate Adjustment Date or the Maturity Date (assuming all scheduled monthly payments due prior to such dates were made when due), minus

(C)	the outstanding principal balance of this Note as of the Prepayment Date.

The “Present Values” described in (A) and (B) shall be computed on a monthly basis as of the Prepayment Date discounted at a rate equal to the yield-to-maturity of the U.S. Treasury Note or Bond closest in maturity to the earlier of the next Rate Adjustment Date or the Maturity Date as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth business day preceding the Prepayment Date. Borrower shall be obligated to prepay this Note on the Prepayment Date set forth in the written notice to Lender required hereinabove, after such notice has been delivered to Lender.

(b)	Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards, or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, no Prepayment Fee shall be due or payable as a result of such application and the monthly installments due and payable hereunder shall be reduced accordingly.

(c)	In the event the Maturity Date is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower, or by anyone on behalf of Borrower, at any time prior to, at, or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Fee equal to the applicable Prepayment Fee as set forth in paragraph (a) above; provided, however, that in the event such Prepayment Fee is construed to be interest under the laws of the State of Oregon in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(d)	Notwithstanding anything contained herein to the contrary, during the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in whole, but not in part, at par, without incurring a Prepayment Fee.

(e)	Notwithstanding anything contained herein to the contrary, if Borrower accepts the Adjusted Interest Rate as provided in paragraph 2 above, Borrower shall have the right to prepay a portion of the unpaid principal balance of this Note prior to the Rate Adjustment Date, without a Prepayment Fee, provided the remaining principal balance of this Note after the prepayment may not be less than $150,000.00. Any partial prepayment must be received by Lender no less than thirty (30) days prior to the Rate Adjustment Date. Any partial prepayment will be applied to pay down the principal balance of this Note upon Lender’s receipt of such prepayment. The then remaining principal balance of this Note will then be used to calculate the new monthly payment amount as described in paragraph 2(d) above.

4. Waiver. To the extent permitted by law, each and every Borrower, surety, guarantor, endorser or signator to this Note and any other party now or hereafter liable for the payment of this Note, in whatever capacity, whether in whole or in part hereby (a) waives notice of intent to demand, presentment for payment, notice of demand, demand, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note and/or enforcing any of the security herefor; (b) agrees that Lender shall not be required first to institute suit or exhaust its remedies against Borrower or others liable or to become liable hereon or against the Property (as hereinafter defined), it being understood that Lender may exercise its rights hereunder and pursue its remedies in any order and at any time it desires, and may do so, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person; (c) consents to Lender dealing with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise; (d) consents and agrees to any and all extensions, releases, renewals, partial payments, surrenders, exchanges, substitutions of security herefor, compromises, discharges or modifications and any other indulgence with respect to any right or obligation secured by or provided by the Deed of Trust, Mortgage, or Deed to Secure Debt, as the case may be, securing this Note (“Deed of Trust”) or any other instrument securing this Note, before or after the maturity of this Note, without notice thereof to any of them; or (e) consents and agrees that Lender may take any other action which Lender may deem reasonably appropriate to protect its security interest in the property securing this Note (“Property”). Any such action(s) taken under the preceding sentence may be taken against one, all, or some of such persons, and Lender may take any such action against one differently than another of such persons, in Lender’s sole discretion.

5. Default; Default Rate. Time is material and of the essence hereof with respect to the payment of any sums of any nature by and the performance of all duties or obligations of the Borrower. Each of the following shall be an Event of Default under this Note: (a) failure to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure to perform any other provision of this Note or of any instrument securing this Note; (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Borrower or its agents to Lender in connection with the loan evidenced by this Note (“Loan”); or (d) failure to pay or perform under any Other Loan Documents (as described and defined in the Deed of Trust). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall, at the option of Lender, without notice, bear interest from such due date at a rate of interest (“Default Rate”) equal to four (4) percentage points per annum greater than the Note Rate, or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Lender, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice except as described in paragraph 12, and shall bear interest at the Default Rate. If an Event of Default occurs during a period of time in which prepayment is permitted only on payment of a prepayment fee, such fee shall be computed as if the sum declared due on default were a prepayment and shall be added to the sums due and payable hereunder.

6. Late Charges. If any payment is not received by Lender (or by the correspondent if a correspondent has been designated by Lender to receive payments) within five (5) calendar days after its due date, Lender, at its option, may assess a late charge equal to five cents for each $1.00 of each overdue payment or the maximum late charge permitted by the laws of the state in which the Property is located, whichever is less. Such late charge shall be due and payable on demand, and Lender, at its option, may (a) refuse to accept any late payment or any subsequent payment unless accompanied by such late charge, (b) add such late charge to the principal balance of this Note or (c) treat the failure to pay such late charge as demanded as an Event of Default hereunder. If such late charge is added to the principal balance of this Note, it shall bear interest at the Default Rate. The late charge is compensation for damages suffered by Lender and does not constitute interest.

7. Acknowledgments Regarding Default Rate, Late Charges and Prepayment Charges.

(a)	Borrower acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in the Lender incurring additional expense in servicing the Loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

(b)	Borrower acknowledges and agrees that (i) prepayment prior to the maturity date may result in loss to Lender, (ii) the amount of the loss will depend on the interest rates at the time of prepayment, the amount of principal prepaid and the length of time remaining between the prepayment date and the scheduled maturity date, (iii) prepayment is most likely to occur when interest rates have dropped below the Note Rate, and (iv) because it is extremely difficult and impractical to ascertain now the amount of loss Lender may suffer in the event of prepayment, (A) Lender shall be entitled to damages for the loss caused by prepayment and (B) the prepayment fee described in this Note is a reasonable measure of such damages. Borrower agrees that the prepayment fee described in this Note shall be imposed, to the extent permitted by law, whether the prepayment is voluntary, involuntary or by operation of law, in connection with an Event of Default, or required by Lender in connection with a transfer or contract to transfer the Property, provided that no prepayment fee shall be added to sums prepaid with casualty insurance proceeds or condemnation awards.

(c)	Borrower expressly (i) waives any right to prepay the Loan without payment of the prepayment fee described above in connection with a transfer or contract to transfer the Property by Borrower, or a successor in interest of the undersigned, and (ii) agrees to pay such prepayment fee as provided above in connection with such a transfer or contract to transfer.

(d)	Borrower represents that it is a knowledgeable real estate investor and fully understands the effect of the fees, charges, waivers and agreements contained above. Borrower acknowledges and agrees that the making of the Loan by Lender at the interest rate and with the other terms described herein is sufficient consideration for such fees, charges, waiver and agreement, and that Lender would not make this Loan on these terms without such fees, charges, waiver and agreement.

8. Expenses and Attorney Fees. If Lender refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under this Note; if Lender is the prevailing party in any litigation instituted in connection with this Note; or if Lender or any other person initiates any judicial or nonjudicial action, suit or proceeding, including but not limited to a foreclosure sale, in connection with this Note or the security therefor, and an attorney is employed by Lender to (a) appear in any such action, suit or proceeding, (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Lender’s interest in this Note, the Deed of Trust, or any other security for this Note (including but not limited to proceedings at appellate levels, under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), or (c) assist Lender in any foreclosure sale, then, in any such event, Borrower shall pay attorney’s fees and costs and expenses incurred by Lender and/or its attorney in connection with the above-mentioned events and any appeals or discretionary reviews related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyors’ reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Borrower, such amount may, at Lender’s option, be added to the principal of this Note and shall bear interest at the Default Rate.

9. No Usury. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Property is located and (b) allow Borrower to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both (a) and (b) have occurred, and any payment exceeding lawful limits has been received, Lender shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

10. Security. The indebtedness evidenced by this Note is secured by the Deed of Trust, Mortgage, or Deed to Secure Debt, as applicable (“Deed of Trust”), of even date and may be secured by other security instruments.

11. Due on Sale or Encumbrance. As provided in the Deed of Trust securing this Note, and subject to any exceptions provided therein, transfers or encumbrances of the Property, or of ownership interests in Borrower, cause all sums evidenced by this Note and/or secured by the Deed of Trust or by any other Loan Document to become immediately due and payable. By signing this Note, Borrower acknowledges that Borrower has received and reviewed a copy of the Deed of Trust and is familiar with the provisions restricting the transfer of the Property and the ownership interests therein and assumptions of the Loan.

12. Notice and Opportunity to Cure. Notwithstanding any other provision of this Note, Lender shall not accelerate the sums evidenced hereby because of a nonmonetary default (defined below) by Borrower unless Borrower fails to cure the default within fifteen (15) days of the earlier of the date on which Lender mails or delivers written notice of the default to Borrower. For purposes of this Note, the term “nonmonetary default” means a failure by Borrower or any other person or entity to perform any obligation contained in this Note or any other document or instrument evidencing or securing the Loan (collectively, “Loan

Documents”), other than the obligation to make payments provided for in this Note or any other Loan Document. If a nonmonetary default is capable of being cured and the cure cannot reasonably be completed within the fifteen (15) day cure period, the cure period shall be extended up to sixty (60) days so long as Borrower has commenced action to cure within the fifteen (15) day cure period, and in Lender’s opinion, Borrower is proceeding to cure the default with due diligence. No notice of default and no opportunity to cure shall be required if during any 12-month period Lender has already sent a notice to Borrower concerning default in the performance of the same obligation. None of the foregoing shall be construed to obligate Lender to forebear in any other manner from exercising its remedies and Lender may pursue any other rights or remedies which Lender may have because of a default.

13. Commercial Purpose. The obligation evidenced by this Note is exclusively for commercial or business purposes.

14. Notices. All notices required or permitted under this Note shall be in writing and may be telecopies, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Lender:

STANDARD INSURANCE COMPANY

c/o StanCorp Mortgage Investors, LLC

Attn: Mortgage Loan Servicing T3A

19225 NW Tanasbourne Drive

Hillsboro, OR 97124

If to Borrower:

VITRAN WISCONSIN, LLC

Attn: Chris Keylon

P.O. Box 1290 (for U.S.P.S. mail delivery)

2850 Kramer Road (for courier or other delivery)

Gibsonia, PA 15044

Changes in the respective addresses to which such notices shall be directed may be from time to time by either party by notice to the other party given at least ten (10) days before such change of address is to become effective. Notices given by mail in accordance with this provision shall be deemed to have been given three (3) days after the date of dispatch; notices given by any other means shall be deemed to have been given when received.

15. Choice of Law, Jurisdiction and Venue; Enforceability; Severability. Except for matters relating to the validity and/or enforcement of the security interest of Lender in the Property, which shall be determined in accordance with the applicable laws of the state in which the affected Property is situated, the law of the state of Oregon shall govern the validity, interpretation, construction, performance and enforcement of this Note and any and all other

Loan Documents. If, for any reason or to any extent any word, term, provision, or clause of this Note or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause, or provision shall be applied, to the fullest extent permitted by law. Borrower irrevocably submits to the jurisdiction of Multnomah County state or Portland, Oregon federal court in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note or any of the other Loan Documents, and waives any claim that such forum is inappropriate and/or an inconvenient forum.

16. Successors and Assigns. Whenever used herein, the words “undersigned”, “Borrower” and “Lender” shall be deemed to include their respective heirs, devisees, executors, administrators, personal representatives, successors and assigns.

NOTICES TO BORROWER

DO NOT SIGN THIS NOTE BEFORE YOU READ IT. THIS NOTE PROVIDES FOR THE PAYMENT OF A FEE IF THIS NOTE IS PREPAID PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THIS NOTE AND OTHER CHARGES IF PAYMENTS ARE LATE. IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTE, YOU SHOULD CONSULT YOUR ATTORNEY.

ORS 41.580 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS BY LENDER, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF LENDER TO BE ENFORCEABLE.

BORROWER:

VITRAN WISCONSIN, LLC,

a Delaware limited liability company

By:	/s/ CHRIS KEYLON
CHRIS KEYLON
Its: Authorized Manager